SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 24, 2003

Date of report (Date of earliest event reported)

BUCA, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-25721	41-1802364
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1300 Nicollet Mall, Suite 5003 Minneapolis, Minnesota	55403
	(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (612) 288-2382

(Registrant’s Telephone Number, Including Area Code)

Item 7.    Financial Statements and Exhibits.

(c) The following exhibit is being furnished pursuant to Item 12 “Results of Operations and Financial Condition” of this Form 8-K:

Exhibit 99    Press Release dated July 24, 2003.

Item 9.    Regulation FD Disclosure.

On July 24, 2003, BUCA, Inc. issued a press release announcing the company’s financial results for the quarter ended June 29, 2003. A copy of the press release is being furnished as an exhibit to this report pursuant to Item 12 under Item 9 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCA, INC (Registrant)

By:	/S/ GREG A. GADEL

Greg A. Gadel Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: July 24, 2003